Exhibit 10.5

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of June 8, 2022 (including the annexes, schedules, exhibits and other attachments hereto, this “Third Amendment”), by and among Vistra Operations Company LLC, a Delaware limited liability company (the “Borrower”), Vistra Intermediate Company LLC, a Delaware limited liability company (“Holdings”), the other Credit Parties (as defined in the Credit Agreement referred to below) party hereto, the financial institutions providing 2022-C New Revolving Credit Commitments (as defined below) (each, a “2022-C New Revolving Loan Lender”) and Citibank, N.A., as Administrative Agent and as Collateral Agent. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement (as defined below) as modified hereby.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of February 4, 2022 (as amended by the First Amendment to Credit Agreement, dated as of May 5, 2022 (the “First Amendment”), as further amended by the Second Amendment to Credit Agreement, dated as of May 26, 2022 (the “Second Amendment”) and as further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the Third Amendment Effective Date referred to below, the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto, the Administrative Agent, the Collateral Agent and the other parties named therein;

WHEREAS, the Borrower intends to amend the Credit Agreement to establish additional Revolving Credit Commitments (which establishment was approved by the Required Lenders in the First Amendment) by, among other things, entering into this Third Amendment with the Administrative Agent and the 2022-C New Revolving Loan Lenders as set forth herein, subject to the terms and conditions hereof and the Credit Agreement (as modified hereby);

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

A.Amendments to Credit Agreement.

1.Amendments to the Credit Agreement. Effective as of the Third Amendment Effective Date, and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Third Amendment” means that certain Third Amendment, dated as of Third Amendment Effective Date, among Holdings, the Borrower, the other Credit Parties, the Administrative Agent, the Collateral Agent, the Lenders party thereto and the various other parties party thereto.

“Third Amendment Effective Date” shall have the meaning provided in the Third Amendment.

(b)The definition of “Joint Lead Arrangers” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“Joint Lead Arrangers” shall mean (a) Citibank, N.A., Barclays Bank PLC, BMO Capital Markets Corp., BNP Paribas Securities Corp., Credit Agricole Corporate and Investment Bank, Credit Suisse Loan Funding LLC, Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd., Natixis, New York Branch and Royal Bank of Canada, as joint lead arrangers and joint bookrunners for the Lenders under this Agreement and the other Credit Documents, (b) Citibank, N.A., as lead arranger and bookrunner with respect to the First Amendment and the transactions contemplated thereby and (c) Citibank, N.A., as lead arranger and bookrunner with respect to the Second Amendment and the Third Amendment and the transactions contemplated thereby.

(c)The definition of “Revolving Credit Commitment” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“Revolving Credit Commitment” shall mean, (a) with respect to each Lender on the Third Amendment Effective Date, the amount set forth opposite such Lender’s name on Schedule 1.1(a) (as amended by the Third Amendment) as such Lender’s “Revolving Credit Commitment” and (b) in the case of any Lender that becomes a Lender after the Third Amendment Effective Date, the amount specified as such Lender’s “Revolving Credit Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total Revolving Credit Commitment, in each case as such Revolving Credit Commitment may be changed from time to time pursuant to the terms hereof, the terms of the First Amendment, the terms of the Second Amendment or the terms of the Third Amendment. On the Closing Date and prior to the First Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of all Lenders was $1,000,000,000. On the First Amendment Effective Date and prior to the Second Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of all Lenders was $2,000,000,000. On the Second Amendment Effective Date and prior to the Third Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of all Lenders was $2,200,000,000. On the Third Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of all Lenders is
$2,250,000,000.

(d)Section 2.11 of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and inserting the following new sentence in lieu thereof:

For the avoidance of doubt, the reallocation of SOFR Loans on the Second Amendment Effective Date and Third Amendment Effective Date as contemplated by the Second Amendment and Third Amendment, respectively, shall not require the payment of any compensation under this Section 2.11.

B.Special Provisions Applicable to Revolving Credit Commitments.

1.Each 2022-C New Revolving Loan Lender acknowledges and agrees that upon its execution of this Third Amendment and the provision of its 2022-C New Revolving Credit Commitment that such 2022-C New Revolving Loan Lender shall be (or become) a “Revolving Credit Lender” and a “Lender” with respect to 2022-C New Revolving Credit Commitments (as defined below) under, and for all purposes of, the Credit Agreement and the other Credit Documents (in each case, as modified hereby), and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Revolving Credit Lender and a Lender thereunder.

2.Each 2022-C New Revolving Loan Lender hereby agrees to provide additional Revolving Credit Commitments (and make Revolving Credit Loans) in the aggregate principal amount set forth opposite such 2022-C New Revolving Loan Lender’s name on Schedule I annexed hereto (such additional Revolving Credit Commitments, the “2022-C New Revolving Credit Commitments”), on the terms and subject to the conditions set forth below and in the Credit Agreement (as modified hereby) (the “2022-C Revolving Commitment Increase”), which shall constitute an increase to the existing Revolving Credit Commitments.

3.Each 2022-C New Revolving Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents and the schedules and exhibits thereto (in each case, as modified hereby), together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Third Amendment; (ii) agrees that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement (as modified hereby); (iii) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents (in each case, as modified hereby) as are delegated to such Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement (as modified hereby) are required to be performed by it as a Revolving Credit Lender.

4.The parties hereto hereby agree that, on the Third Amendment Effective Date, (i) the Total Revolving Credit Commitment shall increase by the aggregate amount of the 2022-C New Revolving Credit Commitments of the 2022-C New Revolving Loan Lenders provided hereunder and (ii) the Borrower and the Administrative Agent, as the case may be, shall be permitted to take all actions that are, in their reasonable discretion, necessary or advisable to consummate the transactions contemplated by this Third Amendment (including any prepayments and reborrowings (or deemed prepayments and reborrowings) of Revolving Credit Loans requested by the Administrative Agent after giving effect to the 2022-C Revolving Commitment Increase). For the avoidance of doubt, each of the Revolving Credit Lenders with an existing Revolving Credit Commitment on the Third Amendment Effective Date prior to giving effect to this Third Amendment shall automatically and without further act be deemed to have assigned to each 2022-C New Revolving Loan Lender with a 2022-C New Revolving Credit Commitment, and each of such 2022-C New Revolving Loan Lenders shall automatically and without further act be deemed to have purchased and assumed, at the principal amount thereof, such interests in the Revolving Credit Loans on the Third Amendment Effective Date as shall be necessary in order that, after giving effect to all such assignments and assumptions, the Revolving Credit Loans will be held by all Revolving Credit Lenders (including the 2022-C New Revolving Loan Lenders) ratably in accordance with their respective Revolving Credit Commitments after giving effect to the 2022-C Revolving Commitment Increase (and the Administrative Agent and the Lenders party hereto hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to this clause (a)).

5.Substantially simultaneously with the effectiveness of the 2022-C New Revolving Credit Commitments, Schedule 1.1(a) to the Credit Agreement shall be amended and restated in its entirety as follows:

Revolving Credit Commitments

Revolving Credit Lender	Revolving Credit Commitment
Citibank, N.A.	$185,000,000
Bank of Montreal, Chicago Branch	$184,000,000
Barclays Bank PLC	$184,000,000
BNP Paribas	$184,000,000
Credit Agricole Corporate and Investment Bank	$184,000,000
Credit Suisse AG, New York Branch	$184,000,000
Goldman Sachs Bank USA	$184,000,000
JPMorgan Chase Bank, N.A.	$84,000,000
Mizuho Bank, Ltd.	$184,000,000
Morgan Stanley Senior Funding, Inc.	$144,000,000
Morgan Stanley Bank, N.A.	$40,000,000
MUFG Bank, Ltd.	$125,000,000
Natixis, New York Branch	$100,000,000
Royal Bank of Canada	$184,000,000
Truist Bank	$100,000,000
TOTAL:	$2,250,000,000

6.The 2022-C New Revolving Credit Commitments shall (i) become a part of the existing class of Revolving Credit Commitments for all purposes of the Credit Agreement and the other Credit Documents (in each case, as modified hereby) and (ii) together with all related Revolving Credit Exposure, be subject to the same prepayment provisions, Revolving Credit Termination Date and other terms and conditions applicable to the existing Revolving Credit Commitments and Revolving Credit Loans under the Credit Agreement and the other Credit Documents (in each case, as modified hereby).

C.Conditions Precedent. This Third Amendment shall become effective as of the first date (the “Third Amendment Effective Date”) when each of the conditions set forth in this Section C shall have been satisfied:

1.The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (a) the Borrower, (b) each of the other Credit Parties, (c) the Administrative Agent and the Collateral Agent and (d) each 2022-C New Revolving Loan Lender.

2.The Administrative Agent shall have received a customary legal opinion of (a) Sidley Austin LLP, counsel to the Credit Parties and (b) Yuki Whitmire, Associate General Counsel of Vistra Energy Corp., in each case, addressed to the Administrative Agent, the Collateral Agent and each Revolving Credit Lender party to the Credit Agreement (as modified hereby) as of the Third Amendment Effective Date, in each case, dated as of the Third Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent.

3.The Administrative Agent shall have received (w) a certificate from the Chief Financial Officer or Senior Vice President and Treasurer of the Borrower, dated the Third Amendment Effective Date, substantially in the form of the certificate provided pursuant to Section 6.9 of the Credit Agreement (with appropriate adjustments to reflect the 2022-C Revolving Commitment Increase) and certifying that, immediately after giving effect to this Third Amendment and the 2022-C Revolving Commitment Increase and the other transactions contemplated hereby, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent, (x) a certificate of good standing (or subsistence) with respect to each Credit Party from the Secretary of State (or similar official) of the State of such Credit Party’s organization, (y) a closing certificate executed by an Authorized Officer of the Borrower, dated the Third Amendment Effective Date, certifying as to the accuracy (with respect to clauses (a), (b) and (c) of Section D.2 of this Third Amendment, in all material respects) of the matters set forth in Section D.2 of this Third Amendment and (z) a certificate executed by an Authorized Officer of the Borrower, dated the Third Amendment Effective Date, certifying as to the incumbency and specimen signature of each officer of a Credit Party executing this Third Amendment or any other document delivered in connection herewith on behalf of any Credit Party and attaching (A) a true and complete copy of the certificate of incorporation (or other applicable charter document) of each Credit Party, including all amendments thereto, as in effect on the Third Amendment Effective Date, certified as of a recent date by the Secretary of State (or analogous official) of the jurisdiction of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (x) above, (B) a true and complete copy of the by-laws (or other applicable operating agreements) of each Credit Party as in effect on the Third Amendment Effective Date and (C) a true and complete copy of resolutions duly adopted or written consents duly executed by the board of directors (or equivalent governing body or any committee thereof) of each Credit Party authorizing the execution, delivery and performance of this Third Amendment, the performance of the Credit Agreement and the other Credit Documents (in each case, as modified hereby), the transactions contemplated by this Third Amendment and certifying that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect. Notwithstanding the foregoing, the conditions set forth in clauses (z)(A) and (z)(B) of the immediately preceding sentence may be satisfied by a certification of an Authorized Officer of the Borrower certifying that there have been no changes to the applicable Organizational Documents since the versions thereof previously delivered to the Administrative Agent.

4.No Default or Event of Default shall have occurred and be continuing (both immediately before and immediately after giving effect to this Third Amendment and the transactions contemplated hereby).

5.The Administrative Agent shall have received a certificate, dated as of the Third Amendment Effective Date and executed by an Authorized Officer of the Borrower, certifying that the condition in Section C.4 above has been satisfied on such date.

6.The Administrative Agent shall have received, at least two Business Days prior to the Third Amendment Effective Date, all documentation and other information with respect to the Credit Parties that is requested by the Administrative Agent or a Lender and is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the

Patriot Act, in each case to the extent reasonably requested in writing at least 5 Business Days prior to the Third Amendment Effective Date by the Administrative Agent or the Lenders.

7.The Borrower shall pay (i) all then-accrued and outstanding interest with respect to all outstanding Revolving Credit Loans immediately prior to such incurrence and (ii) all then-accrued and outstanding Revolving Credit Commitment Fees immediately prior to such incurrence, in each case, irrespective of whether such accrued amounts are otherwise then due and payable by the terms of the Credit Agreement.

8.The Borrower shall, to the extent invoiced prior to the Third Amendment Effective Date, reimburse or pay all reasonable and documented out-of-pocket expenses in connection with this Third Amendment and any other reasonable and documented out-of-pocket expenses of the Agents, excluding the reasonable fees, charges and disbursements of counsel for the Agents as required to be paid or reimbursed pursuant to the Credit Agreement, which shall be paid on a post-closing basis.

D.Other Terms.

1.Credit Agreement Governs. Except as expressly set forth in this Third Amendment, the 2022-C New Revolving Credit Commitments shall otherwise be subject to the provisions of the Credit Agreement and the other Credit Documents (in each case, as modified hereby).

2.Credit Party Certifications. By execution of this Third Amendment, each Credit Party hereby certifies, solely with respect to itself and on behalf of the applicable Credit Party and not in his/her individual capacity, that as of the Third Amendment Effective Date:

(a)such Credit Party has the corporate or other organizational power and authority to execute and deliver this Third Amendment and carry out the terms and provisions of this Third Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby) and has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Third Amendment and performance of this Third Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby);

(b)such Credit Party has duly executed and delivered this Third Amendment and each of this Third Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby) constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law) (provided that, with respect to the creation and perfection of security interests with respect to Indebtedness, Stock and Stock Equivalents of Foreign Subsidiaries, only to the extent the creation and perfection of such obligation is governed by the Uniform Commercial Code);

(c)none of the execution and delivery by such Credit Party of this Third Amendment, the performance by such Credit Party of this Third Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby) or the compliance with the terms and provisions hereof or thereof or the consummation of the transactions contemplated hereby will (a) contravene any applicable provision of any material Applicable Law (including material Environmental Laws) other than any contravention which would not reasonably be expected to result in a Material Adverse Effect, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any of the property or assets of Holdings, the Borrower or any Restricted Subsidiary (other than Liens created under the Credit Documents, Permitted Liens or Liens subject to an intercreditor agreement permitted hereby or the Collateral Trust Agreement) pursuant to the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust or other material debt agreement or instrument to which Holdings, the Borrower or any Restricted Subsidiary is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect, or (c) violate any provision of the Organizational Documents of such Credit Party;

(d)the representations and warranties of such Credit Party contained in the Credit Agreement and the other Credit Documents (in each case, as modified hereby) are true and correct in all material respects on and as of the Third Amendment Effective Date (both before and after giving effect thereto) to the same extent as though made on and as of the Third Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

(e)no Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated hereby; and

(f)the Borrower falls under an express exclusion from the “legal entity customer” definition under 31 C.F.R. §1010.230(e)(2) and the applicable exclusion is 31 C.F.R.
§1020.315(b)(5).

3.Notice. For purposes of the Credit Agreement, the initial notice address of any new Revolving Credit Lender shall be as set forth in the Administrative Questionnaire provided to the Administrative Agent by such new Revolving Credit Lender.

4.Recordation of the New Commitments and Loans. On the Third Amendment Effective Date (promptly after giving effect thereto), the Administrative Agent will record the 2022-C New Revolving Credit Commitments provided by each 2022-C New Revolving Loan Lender (and related Revolving Credit Loans) (and the Administrative Agent will take into account and make an appropriate record of the amended and restated schedule of Revolving Credit Commitments set forth in Section B.5 of this Third Amendment), in each case, in the Register.

5.Amendment, Modification and Waiver. This Third Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered in accordance with the provisions of Section 13.1 of the Credit Agreement.

6.Entire Agreement. This Third Amendment, the Credit Agreement (as modified hereby) and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

7.GOVERNING LAW. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.Severability. Any term or provision of this Third Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Third Amendment or affecting the validity or enforceability of any of the terms or provisions of this Third Amendment in any other jurisdiction. If any provision of this Third Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

9.Counterparts. This Third Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this Third Amendment shall be effective as delivery of an original executed counterpart of this Third Amendment and the words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Third Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The Administrative Agent may, in its discretion, require that any such documents and signatures executed electronically or delivered by fax or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature executed electronically or delivered by fax or other electronic transmission.

10.Submission to Jurisdiction. Each party hereto irrevocably and unconditionally:

(a)submits for itself and its property in any legal action or proceeding relating to this Third Amendment and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b)consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at such address of which the Administrative Agent shall have been notified pursuant to Section 13.2 of the Credit Agreement;

(d)agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction;

(e)subject to the last paragraph of Section 13.5 of the Credit Agreement, waives, to the maximum extent not prohibited by Applicable Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section D.10 any special, exemplary, punitive or consequential damages; and

(f)agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

11.Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS THIRD AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

12.Reaffirmation. By executing and delivering a counterpart hereof, (i) each Credit Party hereby agrees that, as of the Third Amendment Effective Date and after giving effect to this Third Amendment and the transactions contemplated hereby, all Obligations of the Borrower (including, without limitation, the Revolving Credit Exposure with respect to the 2022-C New Revolving Credit Commitments) shall be guaranteed pursuant to the Guarantee in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof; (ii) each Credit Party hereby (A) agrees that, notwithstanding the effectiveness of this Third Amendment, as of the Third Amendment Effective Date and after giving effect thereto, the Security Documents continue to be in full force and effect, (B) agrees that, as of the Third Amendment Effective Date and after giving effect to this Third Amendment and the transactions contemplated hereby, all of the Liens and security interests created and arising under each Security Document to which it is a party remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its Obligations under the Credit Documents (as modified hereby) to which it is a party, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Credit Documents (as modified hereby) and (C) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Credit Document (as modified hereby) to which it is a party, in each case after giving effect to this Third Amendment and the transactions contemplated hereby, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents (as modified hereby) to which it is a party to secure such Obligations, all as provided in the Security Documents (as modified hereby), and acknowledges and agrees that, as of the Third Amendment Effective Date, such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Credit Documents, in each case after giving effect to this Third Amendment and the incurrence of the 2022-C Revolving Commitment Increase effected hereby and the other transactions contemplated hereby; and (iii) each Guarantor agrees that nothing in the Credit Agreement, this Third Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement. This Third Amendment shall not extinguish the obligations of the parties outstanding under the Security Documents or discharge, release or otherwise change the priority of any Lien on any Collateral pursuant to any of the Security Documents. Nothing herein contained shall be construed as a substitution or novation of the obligations, guarantees and liabilities outstanding under the Security Documents, and it is the intent of the parties hereto to confirm that all of the respective obligations of each of the Borrower and each other Credit Party under the Security Documents to which it is a party shall continue in full force and effect.

13.Miscellaneous. This Third Amendment shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents (in each case, as modified hereby). The provisions of Section B of this Third Amendment are deemed incorporated as of the Third Amendment Effective Date into the Credit Agreement as if fully set forth therein. Except as specifically modified by this Third Amendment, (i) the Credit Agreement and the other Credit Documents shall remain in full force and effect and (ii) the execution, delivery and performance of this Third Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Third Amendment as of the date first set forth above.

CITIBANK, N.A., as Administrative Agent, Collateral Agent

By:    /s/ Ashwani Khubani            Name:    Ashwani Khubani
Title:    Managing Director / Authorized Signatory

[Signature Page to Third Amendment]

NATIXIS, NEW YORK BRANCH, as a 2022-C
New Revolving Loan Lender

By:    /s/ Marilynn Zamuz
Name:    Marilynn Zamuz         Title:    Director

By:    /s/ Elizabeth West        Name:    Elizabeth West Title:    Vice President

[Signature Page to Third Amendment]

VISTRA OPERATIONS COMPANY LLC, as
Borrower

By:    /s/ Kristopher E. Moldovan    Name:    Kristopher E. Moldovan
Title:    Senior Vice President and Treasurer

VISTRA INTERMEDIATE COMPANY LLC, as
Holdings

By:    /s/ Kristopher E. Moldovan    Name:    Kristopher E. Moldovan
Title:    Senior Vice President and Treasurer

[Signature Page to Third Amendment]

AMBIT CALIFORNIA, LLC AMBIT ENERGY HOLDINGS, LLC AMBIT HOLDINGS, LLC
AMBIT ILLINOIS, LLC AMBIT MARKETING, LLC AMBIT MIDWEST, LLC AMBIT NEW YORK, LLC AMBIT NORTHEAST, LLC AMBIT TEXAS, LLC ANGUS SOLAR, LLC
BELLINGHAM POWER GENERATION LLC BIG BROWN POWER COMPANY LLC
BIG SKY GAS, LLC
BIG SKY GAS HOLDINGS, LLC BLACKSTONE POWER GENERATION LLC BLUENET HOLDINGS, LLC
BRIGHTSIDE SOLAR, LLC CALUMET ENERGY TEAM, LLC
CASCO BAY ENERGY COMPANY, LLC CINCINNATI BELL ENERGY LLC COFFEEN AND WESTERN RAILROAD
COMPANY
COLETO CREEK ENERGY STORAGE LLC COLETO CREEK POWER, LLC COMANCHE PEAK POWER COMPANY LLC CORE SOLAR SPV I, LLC
CRIUS ENERGY CORPORATION CRIUS ENERGY, LLC
CRIUS SOLAR FULFILLMENT, LLC DALLAS POWER & LIGHT COMPANY, INC. DICKS CREEK POWER COMPANY LLC DYNEGY COAL HOLDCO, LLC
DYNEGY COAL TRADING & TRANSPORTATION, L.L.C.
DYNEGY CONESVILLE, LLC
DYNEGY ENERGY SERVICES (EAST), LLC DYNEGY ENERGY SERVICES, LLC DYNEGY KILLEN, LLC
DYNEGY MARKETING AND TRADE, LLC DYNEGY MIDWEST GENERATION, LLC DYNEGY OPERATING COMPANY
DYNEGY POWER MARKETING, LLC DYNEGY RESOURCES GENERATING
HOLDCO, LLC
DYNEGY SOUTH BAY, LLC DYNEGY STUART, LLC EMERALD GROVE SOLAR, LLC ENERGY REWARDS, LLC ENNIS POWER COMPANY, LLC

EQUIPOWER RESOURCES CORP. EVERYDAY ENERGY, LLC EVERYDAY ENERGY NJ, LLC FAYETTE POWER COMPANY LLC FOREST GROVE SOLAR LLC GENERATION SVC COMPANY HALLMARK SOLAR, LLC
HANGING ROCK POWER COMPANY LLC HAYS ENERGY, LLC
HOPEWELL POWER GENERATION, LLC ILLINOIS POWER GENERATING COMPANY ILLINOIS POWER MARKETING COMPANY ILLINOIS POWER RESOURCES GENERATING,
LLC
ILLINOIS POWER RESOURCES, LLC ILLINOVA CORPORATION
IPH, LLC
KENDALL POWER COMPANY LLC KINCAID GENERATION, L.L.C.
LA FRONTERA HOLDINGS, LLC
LAKE ROAD GENERATING COMPANY, LLC LIBERTY ELECTRIC POWER, LLC
LONE STAR ENERGY COMPANY, INC. LONE STAR PIPELINE COMPANY, INC. LUMINANT ADMINISTRATIVE SERVICES
COMPANY
LUMINANT COAL GENERATION LLC LUMINANT COMMERCIAL ASSET
MANAGEMENT LLC
LUMINANT ENERGY COMPANY LLC LUMINANT ENERGY TRADING CALIFORNIA
COMPANY
LUMINANT ET SERVICES COMPANY LLC LUMINANT GAS IMPORTS LLC LUMINANT GENERATION COMPANY LLC
LUMINANT MINING COMPANY LLC LUMINANT POWER GENERATION INC. LUMINANT POWER LLC
MASSPOWER, LLC
MIAMI FORT POWER COMPANY LLC MIDLOTHIAN ENERGY, LLC MILFORD POWER COMPANY, LLC
MORRO BAY ENERGY STORAGE 1, LLC MORRO BAY ENERGY STORAGE 2, LLC MORRO BAY POWER COMPANY LLC MOSS LANDING ENERGY STORAGE 1, LLC MOSS LANDING ENERGY STORAGE 2, LLC MOSS LANDING ENERGY STORAGE 3, LLC

MOSS LANDING ENERGY STORAGE 4, LLC MOSS LANDING POWER COMPANY LLC
NCA RESOURCES DEVELOPMENT COMPANY LLC
NEPCO SERVICES COMPANY NORTHEASTERN POWER COMPANY
OAK GROVE MANAGEMENT COMPANY LLC OAK HILL SOLAR LLC
OAKLAND ENERGY STORAGE 1, LLC OAKLAND ENERGY STORAGE 2, LLC OAKLAND ENERGY STORAGE 3, LLC OAKLAND POWER COMPANY LLC ONTELAUNEE POWER OPERATING
COMPANY, LLC
PLEASANTS ENERGY, LLC
PUBLIC POWER, LLC, A CONNECTICUT LIMITED LIABILITY COMPANY
PUBLIC POWER, LLC, A PENNSYLVANIA LIMITED LIABILITY COMPANY
PUBLIC POWER & UTILITY OF MARYLAND, LLC
PUBLIC POWER & UTILITY OF NY, INC. REGIONAL ENERGY HOLDINGS, INC. RICHLAND-STRYKER GENERATION LLC SANDOW POWER COMPANY LLC SAYREVILLE POWER GENERATION LP SAYREVILLE POWER GP INC. SAYREVILLE POWER HOLDINGS LLC SITHE ENERGIES, INC. SITHE/INDEPENDENCE LLC
SOUTHWESTERN ELECTRIC SERVICE COMPANY, INC.
TEXAS ELECTRIC SERVICE COMPANY, INC. TEXAS ENERGY INDUSTRIES COMPANY, INC. TEXAS POWER & LIGHT COMPANY, INC. TEXAS UTILITIES COMPANY, INC.
TEXAS UTILITIES ELECTRIC COMPANY, INC. TRIEAGLE 1, LLC
TRIEAGLE 2, LLC TRIEAGLE ENERGY LP
TRINIDAD POWER STORAGE LLC TXU ELECTRIC COMPANY, INC.
TXU ENERGY RETAIL COMPANY LLC TXU RETAIL SERVICES COMPANY UPTON COUNTY SOLAR 2, LLC VALUE BASED BRANDS LLC VIRIDIAN ENERGY, LLC
VIRIDIAN ENERGY NY, LLC VIRIDIAN ENERGY PA LLC

VIRIDIAN INTERNATIONAL MANAGEMENT LLC
VIRIDIAN NETWORK, LLC VISTRA ASSET COMPANY LLC
VISTRA CORPORATE SERVICES COMPANY VISTRA EP PROPERTIES COMPANY VISTRA FINANCE CORP.
VISTRA INSURANCE SOLUTIONS LLC VISTRA PREFERRED INC.
VISTRA ZERO LLC
VOLT ASSET COMPANY, INC. WASHINGTON POWER GENERATION, LLC WISE COUNTY POWER COMPANY, LLC WISE-FUELS PIPELINE, INC.
ZIMMER POWER COMPANY LLC, as Subsidiary Guarantors

/s/ Kristopher E. Moldovan
Name:    Kristopher E. Moldovan
Title:    Senior Vice President and Treasurer

SCHEDULE 1

2022-C New Revolving Loan Lender	Type of Commitment	Amount
Natixis, New York Branch	2022-C New Revolving Credit Commitment	$50,000,000.00
TOTAL:	N/A	$50,000,000.00